UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2009

                   RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

           401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

                                  (419) 783-8950
(Registrant’s telephone number, including area code)

                                    Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure.

Rurban Financial Corp. (the “Company”) will present at the Midwest SuperCommunity Bank Conference in Chicago, Illinois, on Tuesday, February 24, 2009.   A copy of the presentation is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 9.01 – Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

99.1	Rurban Financial Corp. Presentation at Midwest SuperCommunity Bank Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: February 24, 2009	By:	/s/ Duane L. Sinn
Duane L. Sinn
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated February 24, 2009

Rurban Financial Corp.

Exhibit No.	Description

99.1	Rurban Financial Corp. Presentation at Midwest SuperCommunity Bank Conference